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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                            DATE OF REPORT:  July 18, 1997
                   DATE OF EARLIEST EVENT REPORTED:  July 16, 1997




                         CHILDREN'S BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)

         MINNESOTA                      0-21534                 41-1663712
(State or other Jurisdiction      (Commission File No.)    (IRS Employer ID No.)
     of incorporation)

                 724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401
                       (Address of principal executive offices)


                                    (612) 338-3300
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    (a) Reference is made to the Press Release issued to the public by the Registrant on July 16, 1997, and attached hereto as an exhibit, relating to the Company signing a definitive asset purchase agreement with Global Broadcasting Company, Inc. for the sale of all of the Company's AM radio broadcast licenses and certain other broadcasting equipment for $72.5 million.

    (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB for the year ended December 31, 1996, filed on March 31, 1997.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

         10 Asset Purchase Agreement between and among Children's Broadcasting Corporation and Global Broadcasting Company, Inc., dated July 16, 1997.

         99   Press Release dated July 16, 1997.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 18, 1997             CHILDREN'S BROADCASTING CORPORATION



                                  BY:  /s/ JAMES G. GILBERTSON
                                       ---------------------------
                                       James G. Gilbertson
                                       Chief Operating Officer and
                                        Treasurer

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                                    EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------   -----------

10 Asset Purchase Agreement between and among Children's Broadcasting Corporation and Global Broadcasting Company, Inc., dated July 16, 1997.

 99      Press Release dated July 16, 1997.